                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2003

                               Chase Funding, Inc.
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                 (Exact name of registrant specified in Charter)


      New York                     333-68848                  13-3840732
----------------------        ------------------        ----------------------
   (State or other                (Commission               (IRS Employer
   jurisdiction of                File Number)            Identification No.)
   incorporation)


              300 Tice Boulevard
              Woodcliff Lake, NJ                                  07675
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   (Address of principal executive offices)                     Zip Code



           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
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         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events

         Acquisition or Disposition of Assets: General

         On December 19, 2003, Chase Funding, Inc. issued its Chase Funding Loan Acquisition Trust, Mortgage Loan Asset-Backed Certificates, Series 2003-C2, such series representing interests in a pool of fixed rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated December 17, 2002, as supplemented by the prospectus supplement dated December 17, 2003 (together, the "Prospectus").

         The Class A Certificates consist of the Class IA Certificates, Class IA-P Certificates, Class IA-X Certificates, Class IIA Certificates, Class IIA-P Certificates, Class IIA-X Certificates and Class R Certificate. The Class B Certificates consist of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates.

         The Class A Certificates evidence a percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool secured by liens or real property and certain other property described in the Prospectus.


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ITEM 7.  Financial Statements and Exhibits


         (c)      Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                Description
--------------             -----------
(4)                        Pooling and Servicing Agreement among Chase Funding,
                           Inc., Chase Manhattan Mortgage Corporation and
                           Wachovia Bank, N.A., dated as of December 1, 2003, for Chase Funding Loan Acquisition Trust, Mortgage
                           Loan Asset-Backed Certificates, Series 2003-C2.


















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

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CHASE FUNDING, INC.

Date:    January 7, 2004
                                               By:    /s/ Michael P. Crilley
                                                      ----------------------
                                               Name:  Michael P. Crilley
                                               Title: Vice President























                                      -4-


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                               INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------
(4)                        Pooling and Servicing Agreement among Chase Funding,
                           Inc., Chase Manhattan Mortgage Corporation and
                           Wachovia Bank, N.A., dated as of December 1, 2003, for Chase Funding Loan Acquisition Trust, Mortgage
                           Loan Asset-Backed Certificates, Series 2003-C2.



























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